SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 10, 2006

BUFFETS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-116897	22-3754018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1460 BUFFET WAY
EAGAN, MINNESOTA	55121
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

        (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

              On May 10, 2006, Buffets Holdings, Inc. ("Buffets Holdings") issued a press release announcing a conference call to discuss operating results for its third fiscal quarter. The press release also reports same store sales trends for the third quarter of its 2006 fiscal year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01(c).  Financial Statements and Exhibits

             (c) Exhibits

                   Exhibit 99.1 Press Release of Buffets Holdings, Inc., dated May 10, 2006.

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 10, 2006

BUFFETS HOLDINGS, INC.
By:	/s/ A. Keith Wall

Name:	A. Keith Wall
Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Buffets Holdings, Inc., dated May 10, 2006.